UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                   ---------

               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               -------------------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
               (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                           MARCH 31, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     ANNUAL REPORT                            INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               FRANKLIN TEMPLETON
                         LIMITED DURATION INCOME TRUST

--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

FRANKLIN TEMPLETON INVESTMENTS

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST  At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

ANNUAL REPORT

Franklin Templeton Limited
Duration Income Trust .....................................................    1

Performance Summary .......................................................    6

Annual Shareholders' Meeting ..............................................    7

Dividend Reinvestment Plan ................................................    8

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   25

Report of Independent Registered Public
Accounting Firm ...........................................................   34

Tax Designation ...........................................................   35

Board Members and Officers ................................................   36

Shareholder Information ...................................................   42

--------------------------------------------------------------------------------

ANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.

Dear Shareholder:

This annual report for Franklin Templeton Limited Duration Income Trust covers the fiscal year ended March 31, 2006.

PERFORMANCE OVERVIEW

For the year under review, Franklin Templeton Limited Duration Income Trust posted cumulative total returns of +5.90% based on net asset value and +0.60% based on market price. Net asset value decreased from $14.41 per share on March 31, 2005, to $14.14 on March 31, 2006, and the market price fell from $13.89 to $12.87 over the same period. You can find the Fund's performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the 12 months under review. After gross domestic product growth decelerated from an annualized rate of 4.1% in third quarter 2005 to 1.7% in the fourth quarter, it rebounded to an

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                               Annual Report | 1

PORTFOLIO BREAKDOWN
Based on Total Investments as of 3/31/06*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Floating Rate Loans ...................................................    34.1%
High Yield Corporate Bonds ............................................    32.1%
Mortgage-Backed Securities ............................................    22.0%
Other Asset-Backed Securities .........................................     6.1%
Foreign Government & Agency Securities ................................     1.8%
Investment Grade Corporate Bonds ......................................     1.7%
Short-Term Investments & Other Net Assets .............................     2.2%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund.

estimated 4.8% annualized rate in first quarter 2006. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 6.4% (not adjusted for inflation) in March 2006 compared with the same month a year earlier, which supported the nation's economic progress. 1

Business spending also rose during the reporting period, contributing to economic growth. Historically low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices climbed to $70 a barrel during the period, which was historically high. Prices were elevated partially by concerns about potential long-term supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Although sustained high commodity prices contributed to some headline inflationary increases, overall pricing pressures in the economy, particularly excluding energy costs, remained subdued. The Personal Consumption Expenditures
(PCE) deflator, the Federal Reserve Board's (Fed's) preferred measure of inflation, reported inflation of 2.0% for core prices, and 2.9% overall for the 12 months ended March 31, 2006. 2 A more widely reported inflation index, the core Consumer Price Index (CPI), rose 2.1% for the same period. 3

During the 12-month period, the Fed raised the federal funds target rate to 4.75% from 2.75%. In March, at the first meeting of the Fed conducted by newly appointed Fed Chairman Ben Bernanke, the Fed acknowledged the economy's strength and mentioned it might still raise rates to balance the risks of sustainable economic growth and price stability. The market reacted to the statement by increasing yields (and lowering prices) across intermediate- and longer-term bonds.

The 10-year Treasury note fluctuated over the past 12 months, but overall its yield rose from 4.50% at the beginning of the period to 4.86% on March 31, 2006. The yield on the 30-year Treasury rose from 4.76% to 4.89% during the

1. Source: Bureau of Economic Analysis.

2. Source: Bureau of Economic Analysis. The chain-type price index (or deflator) measures the inflation rate for individual expenditures on goods and services as measured by PCE. The PCE is included in the BEA's report on gross domestic product. The core PCE deflator excludes food and energy costs.

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


2 | Annual Report
same period. Short-term interest rates rose more than intermediate- and long-term rates, and the yield curve flattened as the spread between short-term and long-term rates generally narrowed and even inverted at some points along the yield curve.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

The Fund's fiscal year was characterized by moderate, though somewhat uneven, economic growth, higher commodity prices and rising interest rates. This environment favored asset classes that benefit from economic growth yet are less sensitive to interest rates increases. Among the Fund's three core investment areas, high yield corporate bonds and bank loans benefited most from this backdrop. The positive economic environment supported high yield bond fundamentals, and their high coupons helped cushion against the rise in rates. Bank loans' income increased in response to rising short-term interest rates. While the fixed-rate mortgage and other asset-backed securities sector still generated positive total returns, it trailed the other areas where the Fund invests given its lower initial yield and greater sensitivity to the rise in intermediate- and longer-term interest rates.

DIVIDEND DISTRIBUTIONS*
4/1/05-3/31/06

--------------------------------------------------------------------------------
MONTH                                                  DIVIDEND PER COMMON SHARE
--------------------------------------------------------------------------------
April                                                                 9.10 cents
--------------------------------------------------------------------------------
May                                                                   9.10 cents
--------------------------------------------------------------------------------
June                                                                  9.10 cents
--------------------------------------------------------------------------------
July                                                                  9.10 cents
--------------------------------------------------------------------------------
August                                                                9.10 cents
--------------------------------------------------------------------------------
September                                                             9.10 cents
--------------------------------------------------------------------------------
October                                                               9.10 cents
--------------------------------------------------------------------------------
November                                                              9.10 cents
--------------------------------------------------------------------------------
December                                                              9.10 cents
--------------------------------------------------------------------------------
January                                                               9.10 cents
--------------------------------------------------------------------------------
February                                                              9.10 cents
--------------------------------------------------------------------------------
March                                                                 9.10 cents
--------------------------------------------------------------------------------
TOTAL                                                                 $1.092
--------------------------------------------------------------------------------

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                               Annual Report | 3

High yield corporate bonds represented the Fund's largest sector weighting at the beginning of the fiscal year as strong corporate earnings, a low default rate and good balance sheet liquidity led to a favorable fundamental credit environment. Despite some volatility caused by the credit rating downgrades of General Motors' and Ford's corporate bonds to noninvestment-grade status, high yield bonds provided the best returns among the Fund's three main asset classes. While we remain positive toward the fundamental trends for high yield corporate bonds, by period-end valuations had further richened. As a result, high yield corporate bond yield spreads over Treasuries, as measured by the CS High Yield Index, narrowed from 3.7 percentage points at the beginning of the period to 3.3 percentage points by March 31, 2006.4 In response, we gradually reduced the Fund's exposure to high yield corporate bonds as valuations became more expensive. At period-end, we held a somewhat neutral weighting in the high yield sector when compared with the Fund's other asset classes, as our concerns about richer valuations were mitigated by a favorable fundamental outlook for the sector.

The bank loan market benefited from a combination of favorable credit fundamentals, rising interest rates and strong demand for the asset class. As short-term rates rose during the reporting period, demand for bank loan new issuance remained strong, supporting the overall supply. Leveraged buyout and merger and acquisition activity was also robust, with average transaction sizes getting larger over the year. Strong loan demand caused yield spreads to tighten, particularly in the new-issue market. Similar to the high yield corporate bond market, low default rates, corporate earnings growth, as well as support for asset valuations (as a result of private equity buyout transactions) provided a positive fundamental backdrop for bank loans throughout the year. With short-term rates significantly higher than at year-end 2004, we believed the bank loan sector could provide the opportunity for additional income. We increased the Fund's bank loan market exposure during the period as we were attracted to the combination of floating interest rates, short durations and the positive credit environment. Bank loans represented the Fund's largest sector weighting at period-end.

During the year under review, mortgage-backed securities (MBS) and asset-backed securities (ABS) outperformed the broader fixed income indexes, but due to their greater interest-rate sensitivity they trailed the Fund's other primary asset classes in terms of total return. Generally speaking, strong performance in GNMA (Ginnie Mae) pass-throughs over the past 12 months drove up valuations in that marketplace and, as a result, we looked for value in FNMA (Fannie Mae) and FHLMC (Freddie Mac) mortgage securities. Overall, our exposure to the MBS and ABS sector remained relatively flat for the Fund's fiscal year.

4. Source: Credit Suisse. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.


4 | Annual Report

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,


[PHOTO OMTTED]                  /s/ Christopher J. Molumphy

                                Christopher J. Molumphy, CFA


[PHOTO OMTTED]                  /s/ Richard S. Hsu

                                Richard S. Hsu, CFA


[PHOTO OMTTED]                  /s/ Eric G. Takaha

                                Eric G. Takaha, CFA


[PHOTO OMTTED]                  /s/ Roger A. Bayston

                                Roger A. Bayston, CFA

                                Portfolio Management Team
                                Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 3/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------
 SYMBOL: FTF                                            CHANGE    3/31/06          3/31/05
----------------------------------------------------------------------------------------------------
 Net Asset Value (NAV)                                  -$0.27     $14.14           $14.41
----------------------------------------------------------------------------------------------------
 Market Price (AMEX)                                    -$1.02     $12.87           $13.89
----------------------------------------------------------------------------------------------------
 DISTRIBUTIONS (4/1/05-3/31/06)
----------------------------------------------------------------------------------------------------
 Dividend Income                          $1.092
----------------------------------------------------------------------------------------------------

PERFORMANCE 1

                                                                               COMMENCEMENT OF
                                                                   1-YEAR    OPERATIONS (8/27/03)
----------------------------------------------------------------------------------------------------
 Cumulative Total Return 2
----------------------------------------------------------------------------------------------------
   Based on change in NAV 3                                         +5.90%          +20.19%
----------------------------------------------------------------------------------------------------
   Based on change in market price 4                                +0.60%           +5.22%
----------------------------------------------------------------------------------------------------
 Average Annual Total Return 2
----------------------------------------------------------------------------------------------------
   Based on change in NAV 3                                         +5.90%           +7.35%
----------------------------------------------------------------------------------------------------
   Based on change in market price 4                                +0.60%           +1.98%
----------------------------------------------------------------------------------------------------
     Distribution Rate 5                    8.48%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

1. Figures are for common shares.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on the Dividend Reinvestment
Plan.

5. Distribution rate is based on an annualization of the Fund's 9.1 cent per share March dividend and the AMEX closing price of $12.87 on 3/31/06.


6 | Annual Report

ANNUAL SHAREHOLDERS' MEETING

SEPTEMBER 22, 2005

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (the "Fund") held on September 22, 2005, shareholders approved the following:

Regarding the proposal to elect nominees for Trustees:

                               COMMON             % OF                                      % OF
                               SHARES         OUTSTANDING      % OF      WITHHELD OR     OUTSTANDING       % OF
 TRUSTEES                        FOR             SHARES        VOTED       ABSTAIN         SHARES         VOTED
--------------------------------------------------------------------------------------------------------------------
 Robert F. Carlson         21,363,378.074        79.894%      98.886%     240,590.000       0.900%        1.114%
--------------------------------------------------------------------------------------------------------------------
 S. Joseph Fortunato       21,346,827.074        79.833%      98.810%     257,141.000       0.962%        1.190%
--------------------------------------------------------------------------------------------------------------------
 Edith E. Holiday          21,362,348.074        79.891%      98.882%     241,620.000       0.904%        1.118%
--------------------------------------------------------------------------------------------------------------------
 Frank A. Olson            21,354,239.074        79.860%      98.844%     249,729.000       0.934%        1.156%
--------------------------------------------------------------------------------------------------------------------
                                PREFERRED         % OF                                      % OF
                                 SHARES       OUTSTANDING      % OF      WITHHELD OR     OUTSTANDING       % OF
 TRUSTEES                          FOR           SHARES        VOTED       ABSTAIN         SHARES          VOTED
--------------------------------------------------------------------------------------------------------------------
 Robert F. Carlson              5,618.000        73.931%       99.98%        1.000          0.013%         0.02%
--------------------------------------------------------------------------------------------------------------------
 S. Joseph Fortunato            5,618.000        73.931%       99.98%        1.000          0.013%         0.02%
--------------------------------------------------------------------------------------------------------------------
 Edith E. Holiday               5,618.000        73.931%       99.98%        1.000          0.013%         0.02%
--------------------------------------------------------------------------------------------------------------------
 Frank A. Olson                 5,618.000        73.931%       99.98%        1.000          0.013%         0.02%
--------------------------------------------------------------------------------------------------------------------
 Rupert H. Johnson, Jr.         5,618.000        73.931%       99.98%        1.000          0.013%         0.02%
--------------------------------------------------------------------------------------------------------------------


                                                               Annual Report | 7

DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions ("Distributions") in shares of the Fund. PFPC, Inc. (the "Agent"), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rate share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, may be on such terms as to price, delivery and otherwise as the Agent shall determine.


8 | Annual Report

The market price of shares on a particular date shall be the last sales price on the American stock exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve your of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the


                                                               Annual Report | 9
acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


10 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL HIGHLIGHTS

                                                                                  ---------------------------------------------
                                                                                               YEAR ENDED MARCH 31,
                                                                                         2006             2005           2004 d
                                                                                  ---------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the year)
Net asset value, beginning of year ...........................................    $     14.41      $     14.75      $     14.33
                                                                                  ---------------------------------------------

Income from investment operations:
 Net investment incomea ......................................................           1.18             1.10             0.53

 Net realized and unrealized gains (losses) ..................................          (0.10)           (0.12)            0.63

 Dividends to preferred shareholders from net investment income ..............          (0.26)           (0.13)           (0.03)
                                                                                  ---------------------------------------------
Total from investment operations .............................................           0.82             0.85             1.13
                                                                                  ---------------------------------------------
Less distributions to common shareholders from net investment income .........          (1.09)           (1.19)           (0.59)
                                                                                  ---------------------------------------------
Offering costs charged to capital:
 Common shares ...............................................................             --               --            (0.03)

 Preferred shares ............................................................             --               --            (0.09)
                                                                                  ---------------------------------------------
Total offering costs .........................................................             --               --            (0.12)
                                                                                  ---------------------------------------------
Net asset value, end of year .................................................    $     14.14      $     14.41      $     14.75
                                                                                  =============================================
Market value, end of year b ..................................................    $     12.87      $     13.89      $     14.87
                                                                                  =============================================

Total return [based on market value per share] ...............................           0.60%            1.38%            3.16% e

RATIOS/SUPPLEMENTAL DATA

Net assets applicable to common shares, end of year (000's) ..................    $   378,080      $   385,344      $   393,125

Ratios to average net assets applicable to common shares:

 Expenses c ..................................................................           1.26%            1.21%            1.11% f

 Net investment income .......................................................           8.24%            7.50%            6.12% f

Portfolio turnover rate ......................................................          46.55%           55.02%           45.08%

Asset coverage per preferred share ...........................................    $    74,747      $    75,703      $    76,727

Liquidation preference per preferred share ...................................    $    25,000      $    25,000      $    25,000

a Based on average daily common shares outstanding.

b Based on the last sale on the American Stock Exchange.

c Benefit of waiver is less than 0.01%.

d For the period August 27, 2003 (commencement of operations) to March 31, 2004.

e Total return is not annualized for periods less than one year.

f Annualized.


                         Annual Report | See notes to financial statements. | 11

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  BONDS 50.8%
  COMMERCIAL SERVICES 1.0%
  JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
    5/17/07, 10.67% thereafter, 5/15/13 .....................................   United States        4,300,000       $   3,741,000
                                                                                                                     -------------
  COMMUNICATIONS 6.4%
  Dobson Cellular Systems Inc., senior secured note, 9.875%,
    11/01/12 ................................................................   United States        3,000,000           3,292,500
  Inmarsat Finance PLC, senior note, 7.625%, 6/30/12 ........................   United Kingdom       1,924,000           1,981,720
a Intelsat Bermuda Ltd., senior note, FRN, 9.614%, 1/15/12 ..................      Bermuda           4,000,000           4,085,000
  Millicom International Cellular SA, senior note, 10.00%,
    12/01/13 ................................................................     Luxembourg         3,000,000           3,337,500
  Qwest Communications International Inc., senior note, 7.50%,
    2/15/14 .................................................................   United States        3,000,000           3,105,000
a Rogers Wireless Communications Inc., senior secured note, FRN,
    8.035%, 12/15/10 ........................................................       Canada           3,000,000           3,112,500
  Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ............   United States        2,000,000           2,155,000
b Wind Acquisition Finance SA, senior note, 144A, 10.75%,
    12/01/15 ................................................................       Italy            3,000,000           3,255,000
                                                                                                                     -------------
                                                                                                                        24,324,220
                                                                                                                     -------------
  CONSUMER DURABLES 3.7%
  Ford Motor Credit Co., 5.625%, 10/01/08 ...................................   United States        3,000,000           2,745,024
  General Motors Acceptance Corp.,
     7.25%, 3/02/11 .........................................................   United States        2,000,000           1,897,196
     6.875%, 8/28/12 ........................................................   United States        3,500,000           3,232,841
  KB Home, 6.375%, 8/15/11 ..................................................   United States        4,000,000           3,944,956
  Simmons Bedding Co., senior sub. note, 7.875%, 1/15/14 ....................   United States        2,000,000           1,945,000
                                                                                                                     -------------
                                                                                                                        13,765,017
                                                                                                                     -------------
  CONSUMER NON-DURABLES 2.4%
  Smithfield Foods Inc., senior note, 8.00%, 10/15/09 .......................   United States        4,000,000           4,190,000
  Spectrum Brands Inc., senior sub. note, 8.50%, 10/01/13 ...................   United States        3,000,000           2,790,000
  Tyson Foods Inc., senior note, 8.25%, 10/01/11 ............................   United States        2,000,000           2,137,582
                                                                                                                     -------------
                                                                                                                         9,117,582
                                                                                                                     -------------
  CONSUMER SERVICES 12.5%
  Advanstar Communications Inc., senior secured note, 10.75%,
    8/15/10 .................................................................   United States        1,100,000           1,201,750
a AMC Entertainment Inc., senior note, FRN, 8.998%, 8/15/10 .................   United States        3,000,000           3,112,500
  Boyd Gaming Corp., senior sub. note, 8.75%, 4/15/12 .......................   United States        2,000,000           2,145,000
  CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ......................       Canada             300,000             309,000
  CCH II LLC, senior note, 10.25%, 9/15/10 ..................................   United States        4,000,000           3,950,000
  Clear Channel Communications Inc., senior note, 7.65%,
    9/15/10 .................................................................   United States        4,000,000           4,206,132
  CSC Holdings Inc., senior note, 8.125%, 7/15/09 ...........................   United States        4,000,000           4,155,000
  Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 .....................   United States        4,000,000           4,445,000
  DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ........................   United States        2,000,000           2,145,000
b Hertz Corp., senior note, 144A, 8.875%, 1/01/14 ...........................   United States        2,000,000           2,085,000
  Liberty Media Corp., senior note, 7.875%, 7/15/09 .........................   United States        4,000,000           4,229,072


12 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONTINUED)
    CONSUMER SERVICES (CONTINUED)
    LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..................   United States        4,000,000       $   3,780,000
b,d MGM MIRAGE Inc., senior note, 144A, 6.75%, 4/01/13 ......................   United States        3,000,000           3,000,000
    Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ..........   United States        3,000,000           3,247,500
  b Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16 ..................      Canada            1,000,000           1,032,500
    Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ...............   United States        4,000,000           4,297,376
                                                                                                                     -------------
                                                                                                                        47,340,830
                                                                                                                     -------------
    ELECTRONIC TECHNOLOGY 1.9%
    Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 .....................   United States        2,000,000           1,915,000
  b Solectron Corp., senior sub. note, 144A, 8.00%, 3/15/16 .................   United States        3,000,000           3,022,500
    Xerox Corp., senior note, 9.75%, 1/15/09 ................................   United States        2,000,000           2,197,500
                                                                                                                     -------------
                                                                                                                         7,135,000
                                                                                                                     -------------
    ENERGY MINERALS 1.6%
    Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 ....................   United States        4,000,000           4,210,000
  b Massey Energy Co., senior note, 144A, 6.875%, 12/15/13 ..................   United States        2,000,000           1,970,000
                                                                                                                     -------------
                                                                                                                         6,180,000
                                                                                                                     -------------
    HEALTH SERVICES 4.5%
    DaVita Inc.,
      senior note, 6.625%, 3/15/13 ..........................................   United States        1,900,000           1,904,750
      senior sub. note, 7.25%, 3/15/15 ......................................   United States        1,000,000           1,010,000
    Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ................      Germany           4,000,000           4,100,000
    HCA Inc., senior note, 8.75%, 9/01/10 ...................................   United States        2,000,000           2,179,326
    Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...................   United States        4,000,000           3,630,000
    Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
     10/01/14 ...............................................................   United States        4,000,000           4,110,000
                                                                                                                     -------------
                                                                                                                        16,934,076
                                                                                                                     -------------
    INDUSTRIAL SERVICES 1.8%
    Allied Waste North America Inc., senior note, B, 8.50%,
     12/01/08 ...............................................................   United States        2,000,000           2,112,500
    El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ................   United States        4,000,000           4,190,000
  d United Rentals North America Inc., senior sub. note, 7.75%,
     11/15/13 ...............................................................   United States          500,000             502,500
                                                                                                                     -------------
                                                                                                                         6,805,000
                                                                                                                     -------------
    NON-ENERGY MINERALS 0.8%
  a Ispat Inland ULC, senior secured note, FRN, 11.28%, 4/01/10 .............   United States        3,000,000           3,097,500
                                                                                                                     -------------
    PROCESS INDUSTRIES 4.2%
  b Crown Americas Inc., senior note, 144A, 7.625%, 11/15/13 ................   United States        3,000,000           3,120,000
    Graphic Packaging International Corp., senior note, 8.50%,
     8/15/11 ................................................................   United States        3,000,000           2,985,000
    JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 .......................      Ireland           3,000,000           2,835,000
    Nalco Co.,
       senior note, 7.75%, 11/15/11 .........................................   United States        2,000,000           2,035,000
       senior sub. note, 8.875%, 11/15/13 ...................................   United States        2,000,000           2,090,000


                                                              Annual Report | 13

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
      BONDS (CONTINUED)
      PROCESS INDUSTRIES (CONTINUED)
      Rhodia SA, senior note, 10.25%, 6/01/10 ...............................       France           2,574,000      $   2,898,968
                                                                                                                    -------------
                                                                                                                       15,963,968
                                                                                                                    -------------
      PRODUCER MANUFACTURING 2.9%
      Case New Holland Inc., senior note, 9.25%, 8/01/11 ....................   United States        4,000,000          4,290,000
    b Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ......................  United Kingdom        3,000,000          3,202,500
      Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ...........   United States        1,100,000          1,012,000
      TRW Automotive Inc., senior note, 9.375%, 2/15/13 .....................   United States        2,000,000          2,172,500
                                                                                                                    -------------
                                                                                                                       10,677,000
                                                                                                                    -------------
      REAL ESTATE INVESTMENT TRUSTS 1.1%
       Host Marriott LP, senior note, 9.25%, 10/01/07 .......................   United States        4,000,000          4,210,000
                                                                                                                    -------------
      RETAIL TRADE 0.8%
  a,b GSC Holdings Corp., 144A, FRN, 8.405%, 10/01/11 .......................   United States        3,000,000          3,082,500
                                                                                                                    -------------
      TECHNOLOGY SERVICES 0.9%
  a,b SunGard Data Systems Inc., senior note, 144A, FRN, 9.431%,
       8/15/13 ..............................................................   United States        3,000,000          3,180,000
                                                                                                                    -------------
      UTILITIES 4.3%
      Aquila Inc., senior note, 9.95%, 2/01/11 ..............................   United States        2,000,000          2,225,000
b,e,f Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ..............   United States        2,000,000          1,845,000
    b Dynegy Holdings Inc., secured note, 144A, 9.875%, 7/15/10 .............   United States        3,000,000          3,303,240
      Edison Mission Energy, senior note, 9.875%, 4/15/11 ...................   United States        2,000,000          2,270,000
      NRG Energy Inc., senior note, 7.25%, 2/01/14 ..........................   United States        2,800,000          2,852,500
      TXU Corp., 4.80%, 11/15/09 ............................................   United States        4,000,000          3,862,840
                                                                                                                    -------------
                                                                                                                       16,358,580
                                                                                                                    -------------
      TOTAL BONDS (COST $188,831,179) .......................................                                         191,912,273
                                                                                                                    -------------
      MORTGAGE-BACKED SECURITIES 33.0%
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 14.1%
      FHLMC Gold 15 Year, 4.50%, 6/01/18 - 9/01/18 ..........................   United States        3,515,747          3,364,743
      FHLMC Gold 15 Year, 5.00%, 9/01/18 - 11/01/18 .........................   United States        7,625,134          7,448,060
      FHLMC Gold 15 Year, 5.50%, 7/01/19 ....................................   United States          367,048            364,788
      FHLMC Gold 30 Year, 5.00%, 8/01/33 - 6/01/34 ..........................   United States       13,554,813         12,929,985
      FHLMC Gold 30 Year, 5.50%, 8/01/33 - 2/01/35 ..........................   United States        9,456,808          9,251,826
      FHLMC Gold 30 Year, 6.00%, 7/01/28 - 4/01/35 ..........................   United States       10,091,320         10,107,914
      FHLMC Gold 30 Year, 6.50%, 1/01/35 ....................................   United States        4,467,370          4,555,700
      FHLMC Gold 30 Year, 7.00%, 9/01/27 ....................................   United States        1,292,751          1,334,532
      FHLMC Gold 30 Year, 8.00%, 1/01/31 ....................................   United States          300,537            320,034
      FHLMC Gold 30 Year, 8.50%, 7/01/31 ....................................   United States        3,355,495          3,622,293
                                                                                                                    -------------
                                                                                                                       53,299,875
                                                                                                                    -------------
      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 1.0%
    a FNMA, 4.632%, 7/01/34 .................................................   United States        3,502,932          3,448,149
    a FNMA, 5.942%, 6/01/32 .................................................   United States          168,082            166,230
                                                                                                                    -------------
                                                                                                                        3,614,379
                                                                                                                    -------------


14 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES (CONTINUED)
  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 13.0%
  FNMA 15 Year, 5.00%, 10/01/17 .............................................   United States        1,981,421       $   1,937,731
  FNMA 15 Year, 5.50%, 10/01/17 - 1/01/21 ...................................   United States       11,415,567          11,355,311
  FNMA 15 Year, 7.00%, 9/01/18 ..............................................   United States          502,919             519,816
  FNMA 30 Year, 5.00%, 10/01/35 .............................................   United States        2,193,399           2,089,347
  FNMA 30 Year, 5.50%, 8/01/33 - 1/01/36 ....................................   United States       16,489,267          16,120,484
  FNMA 30 Year, 6.00%, 4/01/33 - 1/01/36 ....................................   United States       14,059,691          14,070,608
  FNMA 30 Year, 6.50%, 8/01/32 ..............................................   United States        2,067,380           2,114,354
  FNMA 30 Year, 8.00%, 10/01/29 .............................................   United States          385,500             409,872
  FNMA 30 Year, 8.50%, 8/01/26 ..............................................   United States          633,749             680,336
                                                                                                                     -------------
                                                                                                                        49,297,859
                                                                                                                     -------------
  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 4.9%
  GNMA I SF 30 Year, 5.50%, 4/15/33 - 12/15/34 ..............................   United States        8,290,450           8,217,404
  GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 ..............................   United States        3,257,339           3,378,855
  GNMA II SF 30 Year, 5.00%, 10/20/33 .......................................   United States        4,262,994           4,120,745
  GNMA II SF 30 Year, 7.00%, 1/20/24 - 12/20/30 .............................   United States        2,080,845           2,154,206
  GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 ..............................   United States          730,658             778,014
                                                                                                                     -------------
                                                                                                                        18,649,224
                                                                                                                     -------------
  TOTAL MORTGAGE-BACKED SECURITIES
   (COST $127,533,561) ......................................................                                          124,861,337
                                                                                                                     -------------
  ASSET-BACKED SECURITIES AND COMMERCIAL
   MORTGAGE-BACKED SECURITIES 9.2%
  FINANCE 9.2%
a Argent Securities Inc., 2003-W5, M4, FRN, 8.57%, 10/25/33 .................   United States        4,000,000           4,076,921
a GSR Mortgage Trust, 2003-AHL, B1, FRN, 8.82%, 10/25/33 ....................   United States        5,000,000           5,068,873
a Merrill Lynch Mortgage Investors Inc., 2003-OPT1, B2, FRN, 7.57%,
   7/25/34 ..................................................................   United States        1,000,000           1,019,369
  Morgan Stanley ABS Capital,
   a 2003-HE3, B1, FRN, 8.12%, 10/25/33 .....................................   United States        3,500,000           3,540,526
   a 2003-NC10, B1, FRN, 8.12%, 10/25/33 ....................................   United States        3,000,000           3,052,030
b Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
   4/15/11 ..................................................................   United States          227,683             227,060
a Morgan Stanley Dean Witter Capital I, 2003-NC3, B1, FRN, 7.82%,
   3/25/33 ..................................................................   United States        1,306,571           1,318,232
a New Century Home Equity Loan Trust, 2003-2, M3, FRN, 8.52%,
   1/25/33 ..................................................................   United States        5,000,000           5,085,934
a Option One Mortgage Loan Trust, 2003-6, M5, FRN, 8.12%,
   11/25/33 .................................................................   United States        3,500,000           3,587,243
a Residential Asset Securities Corp., 2003-KS10, MII3, FRN, 7.37%,
   12/25/33 .................................................................   United States        1,500,000           1,521,005


                                                              Annual Report | 15

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    ASSET-BACKED SECURITIES AND COMMERCIAL
     MORTGAGE-BACKED SECURITIES (CONTINUED)
    FINANCE (CONTINUED)
  a Specialty Underwriting & Residential Finance, 2003-BC4, B2, FRN,
     7.32%, 11/25/34 ........................................................   United States        1,500,000       $   1,527,553
  a Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN,
     8.07%, 4/25/33 .........................................................   United States        1,471,000           1,478,521
  a Structured Asset Investment Loan Trust, 2003-BC13, M4, FRN,
     7.57%, 11/25/33 ........................................................   United States        3,340,000           3,400,559
                                                                                                                     -------------
    TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL
     MORTGAGE-BACKED SECURITIES (COST $34,052,813) ..........................                                           34,903,826
                                                                                                                     -------------
a,g SENIOR FLOATING RATE INTERESTS 51.2%
    COMMERCIAL SERVICES 0.7%
    Affiliated Computer Services Inc., Term Loan B, 8.25%, 3/20/13 ..........   United States          500,000             504,445
    JohnsonDiversey Inc., Term Loan B, 7.19 - 7.32%, 12/09/11 ...............   United States          521,967             524,994
    Workflow Mgmt Inc., Term Loan B, 8.66%, 11/30/11 ........................   United States        1,410,714           1,420,970
                                                                                                                     -------------
                                                                                                                         2,450,409
                                                                                                                     -------------
    COMMUNICATIONS 5.9%
    AAT Communications Corp., First Lien Term Loan, 6.56%,
     7/27/12 ................................................................   United States        3,000,000           3,015,060
    Alaska Communications Systems Holdings Inc.,
       Incremental Term Loan, 6.729%, 2/01/12 ...............................   United States          100,000             100,464
       Term Loan, 6.729%, 2/01/12 ...........................................   United States        4,000,000           4,018,560
    Fairpoint Communications Inc., Term Loan B, 6.75%, 2/08/12 ..............   United States        2,500,000           2,517,600
    Hawaiian Telecom Communications Inc., Term Loan B, 7.23%,
     10/31/12 ...............................................................   United States        3,370,000           3,387,255
    Iowa Telecommunications Services Inc., Term Loan B, 6.40 - 6.73%,
     11/23/11 ...............................................................   United States        4,000,000           4,044,320
    Panamsat Corp., Term Loan B1, 6.81 - 6.90%, 8/01/11 .....................   United States        3,950,000           3,986,063
    Valor Telecommunications Enterprises LLC, Term Loan,
     6.579 - 6.729%, 2/24/12 ................................................   United States        1,160,000           1,160,974
                                                                                                                     -------------
                                                                                                                        22,230,296
                                                                                                                     -------------
    CONSUMER DURABLES 4.5%
    Eastman Kodak Co., Term Loan B1, 6.61 - 7.19%, 10/18/12 .................   United States        2,323,588           2,352,122
    Jarden Corp., Term Loan B2, 6.74 - 8.50%, 1/24/12 .......................   United States        3,733,054           3,758,663
    Sealy Mattress Co., Term Loan D, 6.50 - 6.57%, 4/13/13 ..................   United States        3,254,821           3,286,425
    Solo Cup Co., Term Loan B, 7.416 - 7.61%, 2/27/11 .......................   United States        1,964,912           1,987,175
    Stile Acquisition Corp. (Masonite), Canadian Term Loan,
     6.63 - 6.979%, 4/05/13 .................................................      Canada            1,832,427           1,817,291
    Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
     6.206 - 6.979%, 4/05/13 ................................................   United States        1,835,548           1,820,387
    Tupperware Corp., Term Loan B, 6.39%, 12/05/12 ..........................   United States        1,973,154           1,976,153
                                                                                                                     -------------
                                                                                                                        16,998,216
                                                                                                                     -------------


16 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
a,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
    CONSUMER NON-DURABLES 1.7%
    Acco Brands Corp., Term Loan B, 6.352 - 6.68%, 8/17/12 ..................   United States        1,056,350       $   1,059,456
    Central Garden & Pet Co., Term Loan B, 6.17 - 6.20%, 9/30/12 ............   United States          273,339             274,919
    Constellation Brands Inc., Term Loan B, 6.31 - 6.375%, 12/22/11 .........   United States        1,565,556           1,583,121
    Dole Food Co. Inc., Term Loan B, 5.938 - 8.25%, 4/18/12 .................      Bermuda           1,075,388           1,076,377
    Meow Mix Co., Term Loan B, 8.03%, 7/13/11 ...............................   United States          631,879             636,309
    Michael Foods Inc., Term Loan B1, 6.671 - 7.032%, 11/21/10 ..............   United States          638,926             644,127
    Southern Wine & Spirits of America Inc., Term Loan B, 6.48%,
     5/31/12 ................................................................   United States        1,154,559           1,165,412
                                                                                                                     -------------
                                                                                                                         6,439,721
                                                                                                                     -------------
    CONSUMER SERVICES 12.9%
    Arby's Restaurant Holdings LLC, Term Loan B, 6.918 - 7.229%,
     7/25/12 ................................................................   United States        1,736,875           1,760,357
    Century Theaters Inc., Term Loan B, 6.695%, 3/01/13 .....................   United States          500,000             505,030
    Charter Communications Operating LLC, Term Loan B, 7.92%,
     4/27/11 ................................................................   United States        1,962,560           1,976,847
    Cinram International Inc., Term Loan D, 7.07%, 9/30/09 ..................      Canada            2,579,510           2,581,806
  d CSC Holdings Inc. (Cablevision), Incremental Term Loan, 8.50%,
     3/29/13 ................................................................   United States          800,000             805,336
    Dex Media West LLC, Term Loan B, 6.36 - 6.73%, 3/09/10 ..................   United States        2,781,086           2,808,647
    DIRECTV Holdings LLC, Term Loan B, 6.276%, 4/13/13 ......................   United States        1,133,333           1,147,387
    Emmis Operating Co., Term Loan B, 6.53 - 8.50%, 11/10/11 ................   United States          431,368             433,935
    Entravision Communications Corp., Term Loan B, 6.03%,
     3/29/12 ................................................................   United States        1,097,250           1,108,168
    Hertz Corp.,
       Credit Link, 4.93%, 12/21/12 .........................................   United States          155,556             157,848
       Term Loan B, 6.89 - 7.09%, 12/21/12 ..................................   United States        1,059,478           1,075,095
    Insight Midwest Holdings LLC,
       Term Loan A, 5.813%, 6/30/09 .........................................   United States        1,062,898           1,068,031
       Term Loan C, 7.00%, 12/31/09 .........................................   United States        1,989,400           2,014,626
    Intelsat (Bermuda) Ltd., Senior Term Loan Facility, 6.75%,
     7/28/11 ................................................................      Bermuda           2,400,689           2,408,948
    Mediacom Broadband (MCC Iowa), Term Loan C, 6.64 - 6.98%,
     1/31/14 ................................................................   United States        1,980,000           2,018,372
    MediaNews Group Inc., Term Loan C, 6.079%, 12/30/10 .....................   United States        2,277,787           2,284,962
    Metro-Goldwyn-Mayer Inc., Term Loan B, 7.229%, 4/08/12 ..................   United States        2,900,000           2,942,340
    Mission Broadcasting Inc., Term Loan B, 6.729%, 10/01/12 ................   United States        1,694,163           1,697,703
    Nexstar Broadcasting Inc., Term Loan B, 6.729%, 10/01/12 ................   United States        1,685,137           1,688,658
    Penn National Gaming Inc., Term Loan B, 6.26 - 6.73%, 10/03/12 ..........   United States        1,791,000           1,817,131
    R.H. Donnelley Inc., Term Loan D, 6.28 - 6.73%, 6/30/11 .................   United States        1,452,526           1,466,412
    Rainbow National Services LLC, Term Loan B, 7.563%, 3/31/12 .............   United States        2,475,000           2,499,849
    Regal Cinemas Inc., Term Loan B, 6.729%, 11/10/10 .......................   United States        3,875,576           3,895,768
    UPC Financing Partnership, Term Loan H2, 7.28%, 9/30/12 .................    Netherlands         4,000,000           4,002,040
    WMG Acquisition Corp. (Warner Music), Term Loan B, 6.371 - 6.81%,
     2/28/11 ................................................................   United States        4,891,892           4,925,792
                                                                                                                     -------------
                                                                                                                        49,091,088
                                                                                                                     -------------


                                                              Annual Report | 17

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
a,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
    ELECTRONIC TECHNOLOGY 0.2%
    Onex Wind Finance LP (Mid-Western Aircraft), Term Loan B, 6.85%,
     12/31/11 ...............................................................   United States          847,000       $     860,823
                                                                                                                     -------------
    ENERGY MINERALS 0.6%
    Citgo Petroleum Corp., Term Loan B, 6.219%, 11/15/12 ....................   United States        1,695,750           1,710,673
    Walter Industries Inc., Term Loan B, 6.216 - 6.979%, 10/03/12 ...........   United States          613,501             617,016
                                                                                                                     -------------
                                                                                                                         2,327,689
                                                                                                                     -------------
    FINANCE 5.6%
    Ameritrade Holding Corp., Term Loan B, 6.08%, 1/13/13 ...................   United States        2,100,000           2,111,109
    Capital Automotive REIT, Term Loan B, 6.34%, 12/10/10 ...................   United States        2,910,000           2,935,142
    Conseco Inc., Term Loan, 6.753%, 6/22/10 ................................   United States          395,648             399,763
    Fidelity National Information Services Inc., Term Loan B, 6.47%,
     3/09/13 ................................................................   United States        4,418,237           4,466,794
    General Growth Properties Inc., Term Loan A-1, 6.06%, 2/24/10 ...........   United States        3,500,000           3,504,480
    Kyle Acquisition Group,
       Term Loan B, 6.813%, 7/08/10 .........................................   United States          311,573             313,797
       Term Loan C, 6.813%, 7/20/10 .........................................   United States          288,427             290,712
    LandSource Communities Development LLC, Term Loan B, 7.25%,
     4/27/10 ................................................................   United States        1,000,000           1,007,830
    Lion Gables Realty LP, Term Loan B, 6.42%, 9/30/06 ......................   United States          283,768             284,549
  d London Arena and Waterfront Finance LLC, Term Loan A, 8.38%,
     3/08/12 ................................................................   United States          600,000             607,488
    Maguire Properties Inc., Term Loan B, 6.441%, 3/15/10 ...................   United States        1,211,780           1,219,185
    Nasdaq Stock Market Inc., Term Loan B, 6.188 - 6.563%,
     12/08/11 ...............................................................   United States        1,695,750           1,709,163
    Newkirk Master LP, Term Loan B, 6.377%, 8/11/08 .........................   United States          675,572             679,085
    Yellowstone Club, Term Loan, 7.204%, 9/30/10 ............................   United States        1,879,280           1,886,703
                                                                                                                     -------------
                                                                                                                        21,415,800
                                                                                                                     -------------
    HEALTH SERVICES 2.6%
    DaVita Inc., Term Loan B, 6.53 - 7.11%, 10/05/12 ........................   United States        2,824,559           2,861,786
  d Fresenius Medical Care Holdings Inc., Term Loan B, 8.25%,
     3/31/13 ................................................................   United States        2,500,000           2,509,125
    LifePoint Hospitals Inc., Term Loan B, 6.185%, 4/15/12 ..................   United States        2,893,383           2,921,217
    Matria Healthcare Inc.,
      Term Loan B, 7.02 - 7.229%, 1/19/12 ...................................   United States          745,567             753,493
      Term Loan C, 7.02%, 1/19/07 ...........................................   United States          352,564             352,998
  d Quintiles Transnational Corp., Term Loan B, 8.75%, 3/31/13 ..............   United States          500,000             505,250
                                                                                                                     -------------
                                                                                                                         9,903,869
                                                                                                                     -------------
    INDUSTRIAL SERVICES 1.4%
    Allied Waste North America Inc.,
      Credit Link, 4.608%, 1/15/12 ..........................................   United States          802,703             803,706
      Term Loan B, 6.62 - 6.97%, 1/15/12 ....................................   United States        2,067,516           2,070,100
    Epco Holdings Inc., Term Loan C, 6.353 - 6.829%, 8/18/10 ................   United States          594,000             602,168


18 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
a,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
    INDUSTRIAL SERVICES (CONTINUED)
    Petroleum Geo-Services ASA and PGS Finance Inc., Term Loan,
     7.48%, 12/17/12 .........................................................      Norway             798,000       $     802,485
    Washington Group International Inc., Synthetic Term Loan, 4.879%,
     6/13/10 .................................................................   United States         900,000             902,457
                                                                                                                     -------------
                                                                                                                         5,180,916
                                                                                                                     -------------
    NON-ENERGY MINERALS 1.4%
    Novelis Corp., U.S. Term Loan, 6.44%, 1/09/12 ............................   United States       1,369,305           1,386,079
    Novelis Inc., Canadian Term Loan, 6.44%, 1/09/12 .........................      Canada             788,388             798,045
    St. Marys Cement Inc., Term Loan B, 6.979%, 12/04/09 .....................      Canada           2,944,799           2,990,811
                                                                                                                     -------------
                                                                                                                         5,174,935
                                                                                                                     -------------
    PROCESS INDUSTRIES 6.3%
    Berry Plastics Corp., Term Loan, 6.84%, 12/02/11 .........................   United States       2,883,225           2,930,048
    Boise Cascade LLC, Term Loan D, 6.594 - 6.75%, 10/28/11 ..................   United States         595,108             604,058
    Brenntag,
       Acquisition Facility, 7.44%, 12/22/12 .................................      Germany             98,182              99,773
       Term Loan B2, 7.44%, 12/22/13 .........................................   United States         401,818             408,356
    Georgia-Pacific Corp.,
       Second Lien Term Loan, 7.698 - 7.92%, 12/23/13 ........................   United States       1,000,000           1,021,180
       Term Loan B, 6.88 - 6.979%, 12/20/12 ..................................   United States       2,493,750           2,500,059
    Graham Packaging Co., First Lien Term Loan, 6.813 - 7.25%,
     10/07/11 ................................................................   United States       1,682,556           1,702,965
    Hexion Specialty Chemicals Inc.,
       Tranche B-1, 7.50%, 5/31/12 ...........................................   United States         454,745             460,039
       Tranche B-3 Credit Link, 4.558%, 5/31/12 ..............................   United States         109,091             110,361
    Huntsman International LLC, Term Loan B, 6.53%, 8/16/12 ..................   United States       3,907,549           3,923,140
    Ineos U.S. Finance LLC,
       Term Loan B2, 7.339%, 12/16/13 ........................................   United States         400,000             405,000
       Term Loan C2, 7.839%, 12/16/14 ........................................   United States         400,000             405,088
    ISP Chemco Inc., Term Loan, 6.50%, 2/16/13 ...............................   United States         500,000             505,160
    Nalco Co., Term Loan B, 6.44 - 6.60, 11/04/10 ............................   United States       3,314,025           3,350,645
    NewPage Corp., Term Loan, 7.96%, 5/02/11 .................................   United States       2,985,000           3,028,163
    Polymer Group Inc., Term Loan, 7.215%, 11/22/10 ..........................   United States         798,000             803,323
    Resolution Europe BV (Hexion), Tranche B-2, 7.50%, 5/31/12 ...............    Netherlands          627,982             635,292
    Rockwood Specialties Group Inc., Term Loan E, 6.668%,
     7/30/12 .................................................................   United States         990,000             999,959
                                                                                                                     -------------
                                                                                                                        23,892,609
                                                                                                                     -------------
    PRODUCER MANUFACTURING 3.5%
    Cooper Standard Automotive Inc., Term Loan D, 7.50%, 12/23/11 ............      Canada             897,750             905,094
    Day International Group Inc., Term Loan B, 7.48%, 12/05/12 ...............   United States         767,464             776,981
    Euramax International Inc., Domestic Term Loan, 7.688%,
     6/29/12 .................................................................   United States       1,040,916           1,045,871
    Headwaters Inc., Term Loan B, 6.61%, 4/30/11 .............................   United States         973,404             985,454
    Nortek Inc., Term Loan, 6.69 - 8.75%, 8/27/11 ............................   United States       1,974,937           1,994,944


                                                              Annual Report | 19

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
a,g SENIOR FLOATING RATE INTERESTS (CONTINUED)
    PRODUCER MANUFACTURING (CONTINUED)
    Sensus Metering Systems Inc.,
       Term Loan B1, 7.101 - 7.44%, 12/17/10 ................................    United States       2,341,615       $   2,360,605
       Term Loan B2, 7.22 - 7.44%, 12/17/10 .................................     Luxembourg           311,036             313,559
    TriMas Corp., Term Loan B, 8.375%, 12/06/09 .............................    United States       2,032,016           2,054,029
    TRW Automotive Inc., Term Loan B, 6.25%, 6/30/12 ........................    United States       2,962,500           2,965,166
                                                                                                                     -------------
                                                                                                                        13,401,703
                                                                                                                     -------------
    RETAIL TRADE 1.4%
    Neiman Marcus Group Inc., Term Loan, 7.34%, 4/06/13 .....................    United States       1,139,241           1,160,373
    Pantry Inc., Term Loan, 6.58%, 1/02/12 ..................................    United States         636,404             644,187
    Travelcenters of America Inc., Term Loan, 6.44 - 6.86%,
     12/01/11 ...............................................................    United States       2,493,750           2,522,703
    The William Carter Co., Term Loan B, 6.418 - 6.541%, 7/14/12 ............    United States         839,903             851,754
                                                                                                                     -------------
                                                                                                                         5,179,017
                                                                                                                     -------------
    TECHNOLOGY SERVICES 0.8%
    Sungard Data Systems Inc., Term Loan, 7.215%, 2/11/13 ...................    United States       2,862,370           2,897,234
                                                                                                                     -------------
    TRANSPORTATION 0.2%
    United Air Lines Inc.,
       Delay Draw, 8.625%, 1/31/12 ..........................................    United States          87,500              88,881
       Term Loan B, 8.625%, 1/31/12 .........................................    United States         612,500             622,165
                                                                                                                     -------------
                                                                                                                           711,046
                                                                                                                     -------------
    UTILITIES 1.5%
    AES Corp., Term Loan B, 5.69 - 6.75%, 4/30/08 ...........................    United States         571,431             577,413
    Astoria Generating Co. Acquisitions LLC,
       L/C Term Loan, 6.94%, 2/23/11 ........................................    United States         106,599             108,047
       Term Loan B, 6.94%, 2/23/13 ..........................................    United States         493,401             500,383
    NRG Energy Inc.,
       Credit Link, 6.979%, 2/01/13 .........................................    United States         798,351             807,325
       Term Loan B, 6.82%, 2/01/13 ..........................................    United States       3,501,649           3,540,937
                                                                                                                     -------------
                                                                                                                         5,534,105
                                                                                                                     -------------
    TOTAL SENIOR FLOATING RATE INTERESTS
     (COST $192,588,000) ....................................................                                          193,689,476
                                                                                                                     -------------
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.8%
a,h Government of Argentina, FRN, 4.89%, 8/03/12 ............................      Argentina         3,950,000           3,217,653
    Government of Norway, 6.75%, 1/15/07 ....................................       Norway           8,300,000 NOK       1,302,899
    Government of Poland, 8.50%, 11/12/06 ...................................       Poland           8,750,000 PLN       2,771,325
    Government of Singapore, 5.625%, 7/01/08 ................................      Singapore         2,150,000 SGD       1,399,626
    Government of Sweden, 8.00%, 8/15/07 ....................................       Sweden           8,300,000 SEK       1,141,201
    New South Wales Treasury Corp., 6.50%, 5/01/06 ..........................      Australia           800,000 AUD         572,977
                                                                                                                     -------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
     (COST $10,130,313) .....................................................                                           10,405,681
                                                                                                                     -------------
    TOTAL LONG TERM INVESTMENTS (COST $553,135,866) .........................                                          555,772,593
                                                                                                                     -------------


20 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2006 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                   COUNTRY      PRINCIPAL AMOUNT c       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 3.9%
  GOVERNMENT BOND 1.8%
  Korea Treasury Note, 6.90%, 1/16/07                                           South Korea     3,600,000,000 KRW  $    3,772,955
i Thailand Treasury Bill, 7/27/06                                                Thailand          64,000,000 THB       1,624,836
i Thailand Treasury Bill, 9/07/06                                                Thailand          65,000,000 THB       1,639,640
                                                                                                                   --------------
                                                                                                                        7,037,431
                                                                                                                   --------------

                                                                                                   -----------
                                                                                                      SHARES
                                                                                                   -----------
  MONEY MARKET FUND 2.1%
j Franklin Institutional Fiduciary Trust Money Market Portfolio,
   4.36%                                                                        United States       7,812,989           7,812,989
                                                                                                                   --------------
  TOTAL SHORT TERM INVESTMENTS (COST $14,071,645)                                                                      14,850,420
                                                                                                                   --------------
  TOTAL INVESTMENTS (COST $567,207,511) 150.9%                                                                        570,623,013
  PREFERRED SHARES (50.3)%                                                                                           (190,000,000)
  OTHER ASSETS, LESS LIABILITIES (0.6)%                                                                                (2,543,114)
                                                                                                                   --------------
  NET ASSETS APPLICABLE TO COMMON SHARES 100.0%                                                                    $  378,079,899
                                                                                                                   ==============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
KRW - South Korean Won
NOK - Norwegian Krone
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
GNMA - Government National Mortgage Association
L/C - Letters of Credit
REIT - Real Estate Investment Trust
SF - Single Family

a The coupon rate shown represents the rate at period end.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2006, the aggregate value of these securities was $32,325,300, representing 8.55% of net assets.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.

e See Note 9 regarding defaulted securities.

f See Note 11 regarding other considerations.

g See Note 1(e) regarding senior floating rate interests.

h The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

i A portion or all of this security is traded on a discount basis with no stated coupon rate. jSee Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 21

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...................................................................................     $ 559,394,522
  Cost - Sweep Money Fund (Note 8) ..............................................................................         7,812,989
                                                                                                                      -------------
  Total cost of investments .....................................................................................     $ 567,207,511
                                                                                                                      =============
  Value - Unaffiliated issuers ..................................................................................     $ 562,810,024
  Value - Sweep Money Fund (Note 8) .............................................................................         7,812,989
                                                                                                                      -------------
  Total value of investments ....................................................................................       570,623,013
 Cash ...........................................................................................................         1,686,055
 Receivables:
  Investment securities sold ....................................................................................           675,927
  Interest ......................................................................................................         5,709,663
 Unrealized gain on unfunded loan commitments (Note 10) .........................................................             2,391
                                                                                                                      -------------
        Total assets ............................................................................................       578,697,049
                                                                                                                      -------------
Liabilities:
 Payables:
  Investment securities purchased ...............................................................................         7,707,264
  Affiliates ....................................................................................................           350,334
  Distributions to shareholders .................................................................................         2,433,295
 Accrued expenses and other liabilities .........................................................................           126,257
                                                                                                                      -------------
        Total liabilities .......................................................................................        10,617,150
                                                                                                                      -------------
Preferred shares at redemption value [$25,000 liquidation preference per share (7,600 shares outstanding)] ......       190,000,000
                                                                                                                      -------------
          Net assets applicable to common shares ................................................................     $ 378,079,899
                                                                                                                      -------------
Net assets applicable to common shares consist of:
 Paid-in capital ................................................................................................     $ 380,014,364
 Distributions in excess of net investment income ...............................................................        (4,058,057)
 Net unrealized appreciation (depreciation) .....................................................................         3,417,710
 Accumulated net realized gain (loss) ...........................................................................        (1,294,118)
                                                                                                                      -------------
          Net assets applicable to common shares ................................................................     $ 378,079,899
                                                                                                                      =============
Common shares outstanding .......................................................................................        26,739,511
                                                                                                                      =============
Net asset value per common share ................................................................................     $       14.14
                                                                                                                      =============


22 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended March 31, 2006

Investment income:
 Dividends - Sweep Money Fund (Note 8) ................................................................    $    305,540
 Interest .............................................................................................      36,008,275
                                                                                                           ------------
        Total investment income .......................................................................      36,313,815
                                                                                                           ------------
Expenses:
 Management fees (Note 4a) ............................................................................       2,828,164
 Administrative fees (Note 4b) ........................................................................       1,144,586
 Transfer agent fees ..................................................................................          84,459
 Custodian fees (Note 5) ..............................................................................          42,359
 Reports to shareholders ..............................................................................          61,403
 Professional fees ....................................................................................          54,015
 Trustees' fees and expenses ..........................................................................          51,490
 Auction agent fees and expenses ......................................................................         478,851
 Other ................................................................................................          83,662
                                                                                                           ------------
        Total expenses ................................................................................       4,828,989
        Expense reductions (Note 5) ...................................................................         (12,435)
                                                                                                           ------------
          Net expenses ................................................................................       4,816,554
                                                                                                           ------------
           Net investment income ......................................................................      31,497,261
                                                                                                           ------------
Realized and unrealized losses:
 Net realized gain (loss) from:
  Investments .........................................................................................       1,872,279
  Foreign currency transactions .......................................................................         (30,455)
                                                                                                           ------------
           Net realized gain (loss) ...................................................................       1,841,824
                                                                                                           ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .........................................................................................      (4,448,768)
  Translation of assets and liabilities denominated in foreign currencies .............................            (111)
                                                                                                           ------------
           Net change in unrealized appreciation (depreciation) .......................................      (4,448,879)
                                                                                                           ------------
Net realized and unrealized gain (loss) ...............................................................      (2,607,055)
                                                                                                           ------------
Net increase (decrease) in net assets resulting from operations .......................................      28,890,206
Distributions to preferred shareholders from net investment income ....................................      (6,954,398)
                                                                                                           ------------
Net increase (decrease) in net assets applicable to common shares resulting from operations ...........    $ 21,935,808
                                                                                                           ------------


                         Annual Report | See notes to financial statements. | 23

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     ------------------------------
                                                                                                           YEAR ENDED MARCH 31,
                                                                                                           2006            2005
                                                                                                     ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................................   $  31,497,261    $  29,243,836
  Net realized gain (loss) from investments and foreign currency transactions ....................       1,841,824        3,873,734
  Net change in unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ............................................      (4,448,879)      (6,977,032)
  Distribution to preferred shareholders from net investment income ..............................      (6,954,398)      (3,540,329)
                                                                                                     ------------------------------
        Net increase (decrease) in net assets applicable to common shares resulting
          from operations ........................................................................      21,935,808       22,600,209
 Distribution to common shareholders from net investment income ..................................     (29,199,546)     (31,639,542)
 Capital share transactions:
  Reinvestment of distributions (Note 2) .........................................................              --        1,258,261
                                                                                                     ------------------------------
        Net increase (decrease) in net assets ....................................................      (7,263,738)      (7,781,072)
Net assets applicable to common shares:
 Beginning of year ...............................................................................     385,343,637      393,124,709
                                                                                                     ------------------------------
 End of year .....................................................................................   $ 378,079,899    $ 385,343,637
                                                                                                     ==============================
Distributions in excess of net investment income included in net assets:
 End of year .....................................................................................   $  (4,058,057)   $  (1,890,002)
                                                                                                     ==============================


24 | See notes to financial statements. | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                                                              Annual Report | 25

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase


26 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS (CONTINUED)

price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

F. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in


                                                              Annual Report | 27

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2006, there were 28,290,900 shares authorized (no par value). During the year ended March 31, 2006, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

During the year ended March 31, 2005, 85,573 shares were issued for $1,258,261 from reinvested distributions.

3. AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000 (the Preferred Shares). Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the year ended March 31, 2006, the dividends on Preferred Shares ranged from 2.75% to 4.76%.


28 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. AUCTION RATE PREFERRED SHARES (CONTINUED)

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2006, all requirements were met.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                      Investment manager
Franklin Templeton Services LLC (FT Services)          Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.50% per year of the average daily net assets of the Fund plus the liquidation value of the Preferred Shares.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund plus the liquidation value of the Preferred Shares.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 29

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. INCOME TAXES

At March 31, 2006, the Fund had tax basis capital losses of $601,751 expiring on March 31, 2014, which may be carried over to offset future capital gains, if any.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2006, the Fund deferred realized capital losses and realized currency losses of $666,686 and $23,148, respectively.

The tax character of distributions paid during the years ended March 31, 2006 and 2005, were as follows:

                                                     ---------------------------
                                                        2006            2005
                                                     ---------------------------
Distributions paid from ordinary income ........     $36,153,944     $35,179,871

At March 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................     $ 569,251,098
                                                                  =============

Unrealized appreciation .....................................     $   7,572,156
Unrealized depreciation .....................................        (6,200,241)
                                                                  -------------
Net unrealized appreciation (depreciation) ..................     $   1,371,915
                                                                  =============
Distributable earnings - undistributed ordinary income ......     $     536,710
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2006, aggregated $262,553,822 and $262,561,932, respectively.


30 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 66.48% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held one defaulted security for which the income has been deemed uncollectible. At March 31, 2006, the value of this security was $1,845,000, representing 0.32% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2006, unfunded commitments were as follows:

--------------------------------------------------------------------------------
                                                                       UNFUNDED
BORROWER                                                              COMMITMENT
--------------------------------------------------------------------------------
Eastman Kodak Co., Term Loan B2 ...........................           $  970,588
Hertz Corp., Delay Draw ...................................              182,311
JohnsonDiversey Inc., Delay Draw ..........................              178,033
                                                                      ----------
                                                                      $1,330,932
                                                                      ==========

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                              Annual Report | 31

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. OTHER CONSIDERATIONS

Directors or employees of Franklin Advisers, Inc., as the Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At March 31, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March 2005. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


32 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 33

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the "Fund") at March 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 9, 2006


34 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $28,798,664 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2006.


                                                              Annual Report | 35

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION      TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)              Trustee       Since 2003         140                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                             company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)             Trustee       Since 2003         56                         None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)           Trustee       Since 2003         141                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)              Trustee       Since June 2005    136                        Director, Amerada Hess Corporation
One Franklin Parkway                                                                             (exploration and refining of oil
San Mateo, CA 94403-1906                                                                         and gas), H.J. Heinz Company
                                                                                                 (processed foods and allied
                                                                                                 products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION      TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)             Trustee       Since 2003         114                        Director, Center for Creative Land
One Franklin Parkway                                                                             Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)             Trustee       Since 2003         140                        Director, Martek Biosciences
One Franklin Parkway                                                                             Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                         (biotechnology) and Overstock.com
                                                                                                 (Internet services); and FORMERLY,
                                                                                                 Director, MCI Communication
                                                                                                 Corporation (subsequently known as
                                                                                                 MCI WorldCom, Inc. and WorldCom,
                                                                                                 Inc.) (communications services)
                                                                                                 (1988-2002), White Mountains
                                                                                                 Insurance Group, Ltd. (holding
                                                                                                 company) (1987-2004) and Spacehab,
                                                                                                 Inc. (aerospace services)
                                                                                                 (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                Trustee       Since June 2005    103                        Director, White Mountains Insurance
One Franklin Parkway                                                                             Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                         Amerada Hess Corporation
                                                                                                 (exploration and refining of oil
                                                                                                 and gas) and Sentient Jet (private
                                                                                                 jet service); and FORMERLY,
                                                                                                 Director, Becton Dickinson and
                                                                                                 Company (medical technology),
                                                                                                 Cooper Industries, Inc. (electrical
                                                                                                 products and tools and hardware),
                                                                                                 Health Net, Inc. (formerly,
                                                                                                 Foundation Health) (integrated
                                                                                                 managed care), The Hertz
                                                                                                 Corporation, Pacific Southwest
                                                                                                 Airlines, The RCA Corporation,
                                                                                                 Unicom (formerly, Commonwealth
                                                                                                 Edison) and UAL Corporation
                                                                                                 (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION      TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)                Trustee       Since February     37                         None
One Franklin Parkway                               2006
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and
Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate Planning, Northwest Airlines, Inc.
(airlines) (1990-1992); Vice President and Partner, Bain & Company (1986-1990); and served on private and non-profit boards.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION      TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)          Trustee and   Since 2003         140                        None
One Franklin Parkway                 Chairman of
San Mateo, CA 94403-1906             the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)      Trustee and   Since 2003         123                        None
One Franklin Parkway                 Senior Vice
San Mateo, CA 94403-1906             President
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)               Vice          Since 2003         Not Applicable             Not Applicable
One Franklin Parkway                 President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                Chief            Since 2004      Not Applicable             Not Applicable
One Franklin Parkway                 Compliance
San Mateo, CA 94403-1906             Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)               Treasurer        Since 2004      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)              Senior Vice      Since 2003      Not Applicable             Not Applicable
500 East Broward Blvd.               President
Suite 2100                           and Chief
Fort Lauderdale, FL 33394-3091       Executive
                                     Officer -
                                     Finance and
                                     Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                 Vice             Since 2003      Not Applicable             Not Applicable
One Franklin Parkway                 President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)                Secretary        Since October   Not Applicable             Not Applicable
One Franklin Parkway                                  2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 33 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)              Vice President   Since 2003      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
GREGORY E. JOHNSON (1961)            Vice President   Since 2003      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Chief Executive Officer, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton
Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary
Trust Company International; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)       President and    Since 2003      Not Applicable             Not Applicable
One Franklin Parkway                 Chief
San Mateo, CA 94403-1906             Executive
                                     Officer -
                                     Investment
                                     Management
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                 Vice President   Since October   Not Applicable             Not Applicable
One Franklin Parkway                                  2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION        TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)               Chief Financial  Since 2004      Not Applicable             Not Applicable
500 East Broward Blvd.               Officer and
Suite 2100                           Chief
Fort Lauderdale, FL 33394-3091       Accounting
                                     Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                              Annual Report | 41

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin Templeton Limited Duration Income Trust ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports on the Fund, information on its share price discount to net asset value, and other related financial information, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy


42 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper report furnished for the agreement renewals. The Lipper report prepared for the Fund showed its investment performance in comparison with a performance universe consisting of all closed-end BBB corporate debt funds as selected by Lipper during 2005 and 2004, being the Fund's first two full years of operation. Such report considers total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed the Fund's income return was in the first or highest quintile of its performance universe during 2005 and 2004, and its total return was in the second-highest quintile of such universe during 2005 and 2004. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with a Lipper expense group consisting of the Fund and four other non-leveraged closed-end BBB-rated corporate debt funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper report. In reviewing comparative costs, emphasis was given to each Fund's management fee expense ratio in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee includes administrative charges as being part of management fees. The results of such expense comparisons showed that the Fund's effective management fee was the next to highest, and its total expenses were the highest in its Lipper expense group. The Lipper report also showed that the Fund's effective management expense ratio was 10 basis points above


                                                              Annual Report | 43

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the Lipper expense group median, and its total expense ratio was less than 10 basis points above the Lipper expense group median. The Board found such expenses to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point


44 | Annual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended September 30, 2005. Additionally, the Fund expects to file, on or about May 31, 2006, such certifications with its Form N-CSR for the fiscal year ended March 31, 2006.


                                                              Annual Report | 45

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

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
   INVESTMENTS                  San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940 -3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed . These calls can be identified by the presence of a regular beeping tone.

FTF A2006 05/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $28,091 for the fiscal year ended March 31, 2006 and $23,225 for the fiscal year ended March 31, 2005.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $10,500 for the fiscal year ended March 31, 2006 and $10,000 for the fiscal year ended March 31, 2005. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees
There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $10,500 for the fiscal year ended March 31, 2006 and $10,000 for the fiscal year ended March 31, 2005.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Member of the Audit Committee are: Robert F. Carlson, Frank W.T. LaHaye, Frank A. Olson and John B. Wilson

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. (Advisers) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

Changes to capital structure. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

(a)(1) As of May 31, 2006, the portfolio managers of the Fund are as follows:

Roger Bayston, CFA, Richard Hsu, Christopher Molumphy, CFA and Eric G. Takaha, CFA, serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Hsu has been a portfolio manager of the Fund since March 2006. He joined Franklin Templeton Investments in 1996.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Takaha has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1989.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2006

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


---------------------------------------------------------------------------------------------------
                               Assets of                      Assets of
                Number          Other                         Other Pooled               Assets
                of Other      Registered      Number of       Investment                of Other
                Registered    Investment      Other Pooled    Vehicles      Number      Accounts
                Investment    Companies       Investment      Managed       of Other    Managed
                Companies      Managed        Vehicles        (x $1         Accounts    (x $1
Name            Managed     (x $1 million)    Managed(1)      million)(1)   Managed     million(1)
---------------------------------------------------------------------------------------------------
Roger Bayston    5              7,804.1           5              4,264.0       1         1,083.2
Richard Hsu      3              2,843.7           1              1,079.3       3         1,132.9
Christopher
 Molumphy        7              6,274.3           3                198.8       0               0
Eric G. Takaha   6              5,880.4           3                162.4       3            71.1
-------------------------------------------------------------------- --------------- --------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.]

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

               o INVESTMENT PERFORMANCE. Primary consideration is given to the
                 historic  investment   performance  over  the  1,  3  and  5
                 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

               o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio  manager to the  manager's  business  and the
                 investment    management   team,   including    professional
                 knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

               o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of March 31, 2006 (such amounts may change from time to time):

         --------------------------------------------------------
                                   Dollar Range of Fund Shares
           Portfolio Manager            Beneficially Owned
         --------------------------------------------------------
          Roger Bayston                     None
         --------------------------------------------------------
          Richard Hsu                       None
         --------------------------------------------------------
          Christopher Molumphy              None
         --------------------------------------------------------
          Eric G. Takaha                   None
         --------------------------------------------------------

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By /s/JIMMY D. GAMBILL
   --------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  May 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  May 22, 2006


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date  May 22, 2006